UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:
☑  Preliminary Information Statement
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☐  Definitive Information Statement

AMERICAN INTERNATIONAL GROUP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Information Statement, if Other Than the Registrant(s))

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(1)	Title of each class of securities to which transaction applies:

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NOTICE OF SHAREHOLDER ACTION TAKEN PURSUANT TO WRITTEN CONSENT

American International Group, Inc.
180 Maiden Lane
New York, New York 10038

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

This Notice and the accompanying Information Statement are being furnished to inform the shareholders of record as of the close of business on December [•], 2010 (the “Record Date”) of American International Group, Inc., a Delaware corporation (“AIG”), of the following corporate actions (collectively, the “Issuance”), which are subject to the closing of the Recapitalization (as defined and described in the accompanying Information Statement) (the “Closing”):

•	The issuance of shares of AIG’s common stock, par value $2.50 per share (“AIG Common Stock”), as follows: (i) [•] shares of AIG Common Stock to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”) in exchange for all the outstanding shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share, (ii) 924,546,133 shares of AIG Common Stock to the United States Department of the Treasury (the “Treasury Department”) in exchange for all the outstanding shares of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, and (iii) 167,623,733 shares of AIG Common Stock to the Treasury Department as partial consideration in exchange for the outstanding shares of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share.

•	The issuance of 20,000 shares of a new series of AIG’s preferred stock designated as “Series G Cumulative Mandatory Convertible Preferred Stock” to the Treasury Department as partial consideration in exchange for the outstanding shares of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share.

On the Record Date, the Board of Directors of AIG approved the Issuance and declared the Issuance advisable and in the best interests of AIG and its shareholders. Also on the Record Date, the Trust, as holder of a majority of the voting power of AIG’s shareholders as of the Record Date, approved the Issuance, subject to the occurrence of the Closing, by written consent in lieu of a special meeting of shareholders.

This Notice and the accompanying Information Statement are first being mailed or transmitted to AIG’s shareholders on or about December [•], 2010. The Issuance will occur on or about the later of (i) December [•], 2010, which is 20 days after this Notice and Information Statement are first mailed or transmitted to shareholders, and (ii) the Closing.

This Notice and the accompanying Information Statement constitute notice of corporate action without a meeting by less than unanimous consent of AIG’s shareholders pursuant to Section 228(e) of the Delaware General Corporation Law and Section 1.11 of AIG’s by-laws. No action is required on your part in connection with this document and no meeting of AIG’s shareholders will be held nor will proxies be solicited. The accompanying Information Statement is for information purposes only. We are not asking you for a proxy, and you are requested not to send us a proxy. However, AIG urges you to read the Information Statement in its entirety for a more complete description of the action taken by AIG’s shareholders.

By Order of the Board of Directors

JEFFREY A. WELIKSON
Secretary

Date: December [•], 2010

American International Group, Inc.
180 Maiden Lane
New York, New York 10038

INFORMATION STATEMENT

NO VOTE OR OTHER ACTION OF AIG’S SHAREHOLDERS IS REQUIRED IN
CONNECTION WITH THIS INFORMATION STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
NOT TO SEND US A PROXY.

ABOUT THIS INFORMATION STATEMENT

General

This Information Statement is being furnished by American International Group, Inc. (“AIG”) to inform the shareholders of record as of the close of business on December [•], 2010 (the “Record Date”) that on the Record Date, the Board of Directors of AIG (the “Board”) approved, and the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the “Trust”), as holder of a majority of the voting power of AIG’s shareholders as of the Record Date, approved by written consent (the “Written Consent”), the following corporate actions (collectively, the “Issuance”), subject to the Closing (as defined below):

•	The issuance of shares of AIG’s common stock, par value $2.50 per share (“AIG Common Stock”), as follows: (i) [•] shares of AIG Common Stock to the Trust in exchange for all the outstanding shares of AIG’s Series C Perpetual, Convertible, Participating Preferred Stock, par value $5.00 per share (the “Series C Preferred Stock”), (ii) 924,546,133 shares of AIG Common Stock to the United States Department of the Treasury (the “Treasury Department”) in exchange for all the outstanding shares of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series E Preferred Stock”), and (iii) 167,623,733 shares of AIG Common Stock to the Treasury Department as partial consideration in exchange for the outstanding shares of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series F Preferred Stock”).

•	The issuance of 20,000 shares of a new series of AIG’s preferred stock designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) to the Treasury Department as partial consideration in exchange for the outstanding shares of the Series F Preferred Stock.

This Information Statement is being provided pursuant to the requirements under Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to holders of AIG Common Stock entitled to vote or give an authorization or consent to vote in regard to the matters acted upon by the Written Consent.

A copy of the Written Consent executed by the Trust is attached hereto as Appendix A. The several Appendices and Annexes attached hereto form a part of this Information Statement for all purposes.

This Information Statement is first being mailed or transmitted on or about December [•], 2010 to AIG’s shareholders of record as of the Record Date. AIG anticipates that the Issuance and the closing of the Recapitalization (as defined below) (the “Closing”) will occur on or about December [•], 2010 or on such date thereafter when all conditions to the Closing have been satisfied or waived.

Reason for the Written Consent

Summary of the Corporate Actions

On September 30, 2010, AIG entered into an agreement in principle (the “Agreement in Principle”) with the Treasury Department, the Federal Reserve Bank of New York (the “FRBNY”) and the Trust for a series of integrated transactions (the “Recapitalization”) to recapitalize AIG, including the repayment of all amounts owed under the Credit Agreement, dated as of September 22, 2008 (as amended, the “Credit Agreement”), with the FRBNY. The Agreement in Principle was superseded by (i) the Master Transaction Agreement, dated as of December [•], 2010 (the “Master Transaction Agreement”), among AIG, ALICO Holdings LLC, AIA Aurora LLC, the FRBNY, the Treasury Department and the Trust, and (ii) the Amended and Restated Purchase Agreement, which will be executed and delivered on or prior to the Closing (the “Amended SPA” and, together with the Master Transaction Agreement, the “Definitive Agreements”), among AIG, the Treasury Department and the FRBNY. The Master Transaction Agreement is attached hereto as Appendix B-1, and the Amended SPA, substantially in the form in which it will be executed at or prior to the Closing, is attached hereto as Appendix B-2.

The purposes of the Recapitalization are to facilitate the full repayment to the FRBNY and the Treasury Department of the financial assistance provided to AIG by the FRBNY and the Treasury Department since September 2008 and to promote AIG’s transition from a majority government owned and supported entity to a financially sound and independent entity.

Action by Written Consent

On the Record Date, the Trust, which was established for the sole benefit of the United States Treasury, was the record holder of all 100,000 outstanding shares of the Series C Preferred Stock, which, as of that date, were entitled to approximately [79.75] percent of the voting power of AIG’s shareholders entitled to vote on any particular matter. On the Record Date, the Trust delivered to AIG the executed Written Consent approving the Issuance, subject to the Closing.

Voting and Vote Required

AIG is not seeking a consent, authorization or proxy from you regarding the Issuance. Section 228 of the Delaware General Corporation Law (the “DGCL”) and Section 1.11 of AIG’s by-laws permits shareholder action that may be taken at an annual or special meeting of shareholders to be taken instead by written consent signed by holders of outstanding shares having not less than the number of votes necessary to take such action at a meeting.

Pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, approval of the Issuance by the holders of shares of AIG Common Stock and Series C Preferred Stock, as of the Record Date, voting together as a single class, is required prior to the Issuance. As described below, because the Trust, as the sole holder of the Series C Preferred Stock, holds a majority of the voting power of AIG’s shareholders, the Written Consent is sufficient to approve the Issuance and satisfy Section 312.03.

As of the Record Date, there were [140,029,102] shares of AIG Common Stock outstanding and entitled to vote, held by [•] shareholders of record, and 100,000 shares of Series C Preferred Stock outstanding and entitled to vote, held by the trustees of the Trust. Each share of AIG Common Stock is entitled to one vote. Each share of the Series C Preferred Stock is entitled to approximately [•] votes ([•] in the aggregate). On the Record Date, the Trust, as the sole holder of the Series C Preferred Stock, was entitled to [79.75] percent of the voting power of AIG’s shareholders entitled to vote on any particular matter. Accordingly, the action by the Written Consent executed by the Trust is sufficient to approve the Issuance, and no further shareholder action is required.

Notice Pursuant to By-laws and the Delaware General Corporation Law

Pursuant to Section 228(e) of the DGCL and Section 1.11 of its by-laws, AIG is required to provide prompt notice of the taking of a corporate action by written consent to AIG’s shareholders who have not consented in writing to such action and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting. This Notice and Information Statement serves as the notice required by Section 228(e) of the DGCL and Section 1.11 of AIG’s by-laws.

THE RECAPITALIZATION

Summary of Recapitalization Transactions

Background

In late 2009, AIG and the Treasury Department began discussions to consider a possible transaction with the Treasury Department, the FRBNY and the Trust to repay amounts owed under the Credit Agreement and to permit the government to exit its ownership relationship with AIG. In April 2010, the Board established a committee composed solely of outside directors, the Government Repayment Committee, to evaluate a possible transaction. The Government Repayment Committee comprised Mr. Douglas Steenland as Chairman, Mr. Henry Miller, Mr. Robert S. “Steve” Miller (until becoming Chairman of the Board, at which time he became an ex officio member) and Mr. Christopher Lynch, with Mr. Morris Offit and the Chairman of the Board as ex officio members.

AIG retained Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Citigroup Global Markets Inc. (“Citigroup”) as financial advisers to assist in its analysis, and the Government Repayment Committee retained independent counsel and Rothschild Inc. (“Rothschild”) as its independent financial adviser. Rothschild was retained to assess the work performed by BofA Merrill Lynch and Citigroup and to assist the Committee in its analysis.

AIG then commenced discussions with the Treasury Department, the FRBNY and the trustees of the Trust regarding various proposals. The negotiations were complex and continued throughout the summer. The Government Repayment Committee, in general, met at least weekly, and held additional meetings as necessary to stay abreast of the negotiations.

The negotiations resulted in management recommending to the Government Repayment Committee approval of the Agreement in Principle (which was superseded by the Definitive Agreements), which has the following elements (described in more detail below):

•	Repayment and termination of the FRBNY Credit Facility, as defined below.

•	Repurchase and exchange of the SPV Preferred Interests, as defined below.

•	Issuance of AIG’s Series G Preferred Stock.

•	Exchange of AIG’s Series C, E and F Preferred Stock for AIG Common Stock.

•	Issuance to holders of AIG Common Stock of Warrants to purchase additional shares of AIG Common Stock.

In considering the recommendation of management, the Government Repayment Committee received from each of Citigroup and BofA Merrill Lynch an opinion to the effect that, as of the date of the opinion, and subject to the assumptions and limitations set forth therein, the consideration to be paid by AIG in connection with the exchange of the Series E Preferred Stock and Series F Preferred Stock for AIG Common Stock and the issuance to holders of AIG Common Stock of Warrants to purchase additional shares of AIG Common Stock, taken as a whole, was fair to the holders of AIG Common Stock (other than the Treasury Department, with respect to which no opinion was requested or expressed) from a financial point of view. The fairness opinions rendered by Citigroup and BofA Merrill Lynch do not opine as to the fairness of the exchange of the Series C Preferred Stock for shares of AIG Common Stock. The Government Repayment Committee did not deem it necessary to receive a fairness opinion regarding this exchange because the number of shares of AIG Common Stock received by the Trust for the Series C Preferred Stock was derived from a previously agreed formula (i.e., the number was determined based upon the number of shares of AIG Common Stock the Trust would otherwise have been entitled to if the Series C Preferred Stock had been converted in accordance with its terms). Each of Citigroup and BofA Merrill Lynch has consented to the inclusion of its opinion as an appendix to this Notice and Information Statement, and copies of such opinions are attached hereto as Appendices C-1 and C-2. Further, the Government Repayment Committee received from its independent adviser, Rothschild, a letter indicating that, subject to the assumptions made and the other qualifications and limitations described therein, the opinions rendered by Citigroup and BofA Merrill Lynch were reasonable from a financial perspective. Rothschild has consented to the inclusion of its letter as an appendix to this Notice and Information Statement, and a copy of Rothschild’s letter is attached hereto as Appendix D. The opinions of the financial advisors and the letter of Rothschild were provided for the information and assistance of the Board and the Government Repayment Committee, respectively, in connection with their consideration of the Recapitalization, and were limited to the matters set forth therein. Such opinions and the letter of Rothschild were one factor taken into account by the Government Repayment Committee and the Board in making their determinations to recommend and approve the Recapitalization. Such opinions and the letter of Rothschild do not constitute a recommendation to the Board or any shareholder of AIG with respect to the Recapitalization or any other matter and do not recommend specific terms of the Recapitalization. In addition, the Government Repayment Committee considered advice from Citigroup and BofA Merrill Lynch regarding the capital markets transactions contemplated by the Agreement in Principle. After considering management’s recommendation, such opinions, advice and other factors, the Government Repayment Committee unanimously recommended approval of the Agreement in Principle to the Board. The Board, after considering the same information as provided to the Government Repayment Committee and taking into account the recommendation of the Government Repayment Committee, unanimously approved the Agreement in Principle, which was entered into on September 30, 2010. The Agreement in Principle was superseded by the Definitive Agreements.

Repayment and Termination of the FRBNY Credit Facility

The transactions constituting the Recapitalization are to occur substantially simultaneously at the Closing. At the Closing, AIG will repay to the FRBNY in cash all amounts owing under the Credit Agreement (the “FRBNY Credit Facility”), between AIG and the FRBNY, and the FRBNY Credit Facility will be terminated. As of the date of this Notice and Information Statement, the total repayment amount under the FRBNY Credit Facility is approximately $20 billion. The funds for repayment are to come from the net cash proceeds from the sale in a public offering of a 67 percent interest in AIA Group Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), which closed on October 29, 2010 and November 1, 2010, respectively. The net cash proceeds from the initial public offering of AIA and the sale of ALICO totaled approximately $27 billion, a portion of which will be loaned to AIG (for repayment of the FRBNY Credit Facility), in the form of secured limited recourse loans, from the special purpose vehicles that hold AIA and ALICO (the “SPVs,” and such loans, the “SPV Intercompany Loans”). The remaining net cash proceeds will be distributed by the SPVs in accordance with the terms of the SPVs’ limited liability company agreements.

At the time of repayment and termination of the FRBNY Credit Facility, any remaining unamortized prepaid commitment fee asset, which approximated $4.7 billion at September 30, 2010, will be written off by AIG through a net charge to earnings.

Repurchase and Exchange of the SPV Preferred Interests

AIG currently has the right to draw down up to approximately $22.3 billion under the Treasury Department’s commitment pursuant to the Securities Purchase Agreement, dated as of April 17, 2009 (such commitment, the “Treasury Department Commitment” and such agreement, the “Series F SPA”), between AIG and the Treasury Department relating to the Series F Preferred Stock. In connection with the Recapitalization, AIG has the right to designate up to $2 billion of the Treasury Department Commitment to be available after the Closing for general corporate purposes under a commitment relating to the Series G Preferred Stock described below (the “Series G Drawdown Right”). At the Closing, AIG will draw down the full amount of the Treasury Department Commitment less any amounts designated by AIG for the Series G Drawdown Right or, if the amount to be so drawn would be in excess of the FRBNY’s preferred interests in the SPVs (the “SPV Preferred Interests”), AIG will draw down such lesser amount equal to the FRBNY’s SPV Preferred Interests (the amount so drawn is called the “Series F Closing Drawdown Amount”). AIG will use the Series F Closing Drawdown Amount to repurchase all or a portion of the FRBNY’s SPV Preferred Interests corresponding to the Series F Closing Drawdown Amount (the interests so purchased, the “Transferred SPV

Preferred Interests”) and transfer the Transferred SPV Preferred Interests to the Treasury Department as part of the consideration for the Series F Preferred Stock.

If at the Closing the liquidation preference of the SPV Preferred Interests is greater than the Series F Drawdown Amount (after giving effect to any distribution in respect of such interests), then any SPV Preferred Interests not transferred to the Treasury Department at the Closing will continue to be held by the FRBNY and will be senior to the Transferred SPV Preferred Interests held by the Treasury Department. In addition to the proceeds from the monetization, after the Closing, of AIG’s remaining ordinary shares of AIA and the MetLife, Inc. securities received from the sale of ALICO, AIG will use the proceeds from any sales or dispositions of its equity interests in Nan Shan Life Insurance Company, Ltd., AIG Star Life Insurance Co. Ltd., AIG Edison Life Insurance Company, International Lease Finance Corporation and AIG’s and its subsidiaries’ interests in Maiden Lane II LLC and Maiden Lane III LLC to repay the SPV Intercompany Loans and thereby provide funds with which the SPVs may pay down the liquidation preference of the SPV Preferred Interests remaining outstanding after the Closing.

As a result of these transactions, the SPV Preferred Interests will no longer be considered permanent equity on AIG’s balance sheet, and will be classified as redeemable noncontrolling interests in partially owned consolidated subsidiaries.

Issuance of AIG’s Series G Preferred Stock

In connection with the Recapitalization, AIG and the Treasury Department will amend and restate the Series F SPA to provide for the issuance of 20,000 shares of the Series G Preferred Stock by AIG to the Treasury Department at the Closing. The right of AIG to draw on the Series F Closing Drawdown Amount will be terminated, and outstanding Series F Preferred Stock will be exchanged as described under “— Exchange of AIG’s Series C, E and F Preferred Stock for AIG Common Stock” below.

The Series G Preferred Stock will initially have an aggregate liquidation preference equal to the amount of funds, if any, drawn down by AIG under the Series F SPA after the date of this Notice and Information Statement but before the Closing (plus an amount to reflect a dividend accrual on such draw down amount at a rate of 5 percent per annum). From the Closing until March 31, 2012, AIG may draw down funds under the Series G Drawdown Right to be used for general corporate purposes, which will increase the aggregate liquidation preference of the Series G Preferred Stock. AIG generally may draw down funds until the aggregate liquidation preference of the Series G Preferred Stock is an amount up to the $2 billion that may be designated by AIG prior to the Closing. This drawdown right will be subject to terms and conditions substantially similar to those in the Series F SPA.

Dividends on the Series G Preferred Stock will be payable on a cumulative basis at a rate per annum of 5 percent, compounded quarterly, of the aggregate liquidation preference of the Series G Preferred Stock.

The available funding under the Series G Drawdown Right that may be used for general corporate purposes will be reduced by the amount of net proceeds of future AIG equity offerings. If the FRBNY continues to hold any SPV Preferred Interests at the time when any such net proceeds are realized, any amount by which the generally available funding under the Series G Drawdown Right is reduced in the manner described above will instead be drawn by AIG and used to repurchase a corresponding amount of SPV Preferred Interests from the FRBNY, which will then be transferred to the Treasury Department to repay the draw in the same manner as at the Closing. If the net proceeds of future AIG equity offerings exceed the available funding under the Series G Drawdown Right, a portion of such excess net proceeds will be used by AIG to effect a repurchase and transfer of SPV Preferred Interests from the FRBNY to the Treasury Department as described above or, if the FRBNY does not then hold SPV Preferred Interests, to pay down the liquidation preference of the Series G Preferred Stock.

AIG may not directly redeem the Series G Preferred Stock while the FRBNY continues to hold any SPV Preferred Interests, but AIG will have the right to use cash to repurchase a corresponding amount of SPV Preferred Interests from the FRBNY, which will then be transferred to the Treasury Department and will accordingly reduce the aggregate liquidation preference of the Series G Preferred Stock. If the FRBNY no longer holds SPV Preferred Interests, the Series G Preferred Stock will be redeemable in cash at AIG’s option, at the liquidation preference plus accrued and unpaid dividends.

If the FRBNY continues to hold any SPV Preferred Interests on March 31, 2012, AIG will draw down all remaining available funds under the Series G Drawdown Right to the extent of the remaining aggregate liquidation preference of those SPV Preferred Interests (or the full remaining available amount, if less). Such funds will also be used to repurchase the SPV Preferred Interests to be transferred to the Treasury Department to repay the draw as described above. If, after giving effect to the foregoing, the Series G Preferred Stock has an outstanding aggregate liquidation preference on March 31, 2012, it will be converted into a number of shares of AIG Common Stock equal to the aggregate liquidation preference plus accrued and unpaid dividends divided by the lesser of $29.29[ and 80 percent of the average volume weighted average price of the AIG Common Stock over a measurement period to be agreed upon by the parties].

Exchange of AIG’s Series C, E and F Preferred Stock for AIG Common Stock

At the Closing, (i) the shares of the Series C Preferred Stock held by the Trust will be exchanged for [•] shares of AIG Common Stock, which will be distributed by the Trust to, and ultimately held by, the Treasury Department; (ii) the shares of the Series E Preferred Stock held by the Treasury Department will be exchanged for 924,546,133 shares of AIG Common Stock; and (iii) the shares of the Series F Preferred Stock held by the Treasury Department will be exchanged for (a) the Transferred SPV Preferred Interests (as described above), (b) 20,000 newly issued shares of the Series G Preferred Stock and (c) 167,623,733 shares of AIG Common Stock. After completing the Recapitalization, the Treasury Department will hold approximately 1,655,037,962 shares of newly issued AIG Common Stock, representing ownership of approximately 92.1 percent of the AIG Common Stock that will be outstanding as of the Closing.

AIG will grant to the Treasury Department registration rights with respect to the shares of AIG Common Stock issued at the Closing.

The issuance of AIG Common Stock in connection with the exchange for the Series C Preferred Stock, the Series E Preferred Stock and the Series F Preferred Stock will significantly affect the determination of net income attributable to common shareholders and the weighted average shares outstanding, both of which are used to compute earnings per share.

Issuance to AIG’s Common Shareholders of Warrants to Purchase AIG Common Stock

Shortly after the Closing, AIG will issue to the holders of AIG Common Stock as of a record date prior to the Closing, by means of a dividend, 10-year Warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share. Neither the Trust, the Treasury Department nor the FRBNY will receive Warrants.

The Treasury Department’s Outstanding Warrants

The outstanding warrants currently held by the Treasury Department will remain outstanding following the Recapitalization but no adjustment will be made to the terms of the warrants as a result of the Recapitalization.

Effective Date of Issuance

Under Rule 14c-2 promulgated under the Exchange Act, the Issuance may not be effected until at least December [•], 2010, 20 calendar days after the date this Notice and Information Statement was first mailed or transmitted to shareholders. The Issuance will occur simultaneously with the Closing. AIG currently expects the Closing to occur on or about December [•], 2010 or on such date thereafter when all conditions to the Closing have been satisfied or waived.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

AIG Common Stock

The following table contains information regarding the only persons who, to the knowledge of AIG, beneficially own more than five percent of AIG Common Stock outstanding as of December [•], 2010.

	Shares of Common Stock
	Beneficially Owned
Name and Address	Number	Percent

Fairholme Capital Management, L.L.C.; Fairholme Funds, Inc.; Bruce R. Berkowitz (collectively, “Fairholme”)(1)	39,990,099	[28.558]	%(2)
4400 Biscayne Boulevard
9th Floor
Miami, FL 33137

C.V. Starr & Co., Inc.; Edward E. Matthews; Maurice R. Greenberg; Starr International Company, Inc.; Universal Foundation, Inc.; (collectively, the “Starr Group”)(3)	14,111,480	[10.078]	%
399 Park Avenue
17th Floor
New York, NY 10022(4)

(1)	Based on a Schedule 13D as amended through November 18, 2010 filed by each member of Fairholme (the “Fairholme Schedule 13D”), the members of Fairholme specifically disclaim beneficial ownership in the shares of AIG Common Stock reported in the Fairholme Schedule 13D except to the extent of their pecuniary interest therein. Item 5 to the Fairholme Schedule 13D provides details as to the voting and investment power of each member of Fairholme. All information provided with respect to Fairholme is provided based solely on the information set forth in the Fairholme Schedule 13D. This information has not been updated to reflect changes in the ownership by the members of Fairholme of AIG Common Stock that are disclosed in filings made by one or more members of Fairholme under Section 16 of the Exchange Act. In each case, this information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(2)	Based on the shares of AIG Common Stock outstanding at [November 30], 2010, these ownership interests would represent approximately [28.558] percent of AIG Common Stock for Fairholme Capital Management, L.L.C. and Mr. Berkowitz and [25.773] percent of AIG Common Stock for Fairholme Funds, Inc.

(3)	Based on a Schedule 13D as amended through March 17, 2010 filed by each member of the Starr Group (the “Starr Group Schedule 13D”), the members of the Starr Group do not affirm the existence of a group. Each of the Maurice R. and Corinne P. Greenberg Family Foundation, Inc., the Maurice R. and Corinne P. Greenberg Joint Tenancy Company, LLC and C.V. Starr & Co. Inc. Trust no longer has the power to vote or direct the disposition of any shares of AIG Common Stock. Item 5 to the Schedule 13D dated June 5, 2009 filed by each member of the Starr Group provides details as to the voting and investment power of each member of the Starr Group, as well as the right of each other member of the Starr Group to acquire AIG Common Stock within 60 days. All information provided with respect to the Starr Group is provided based solely on the information set forth in the Starr Group Schedule 13D. This information has not been updated to reflect changes in the ownership by the members of the Starr Group of AIG Common Stock that are disclosed in filings made by one or more members of the Starr Group under Section 16 of the Exchange Act. In each case, this information may not be accurate or complete and AIG takes no responsibility therefor and makes no representation as to its accuracy or completeness as of the date hereof or any subsequent date.

(4)	This is the principal office for all individuals and entities in the Starr Group, other than Starr International Company, Inc., which has a principal office at Baarerstrasse 101, CH-6300 Zug, Switzerland; and the Universal Foundation, which has a principal office at Mercury House, 101 Front Street, Hamilton HM 12, Bermuda.

AIG’s Series C Preferred Stock

The trustees of the Trust, c/o Kevin F. Barnard, Arnold & Porter LLP, 399 Park Avenue, New York, New York 10022, hold all of the 100,000 shares outstanding of AIG’s Series C Preferred Stock.

INTEREST OF CERTAIN PERSONS IN MATTER TO BE ACTED UPON

AIG is controlled by the Trust, which was established for the sole benefit of the United States Treasury. The interests of the Trust and the United States Treasury may not be the same as the interests of AIG’s other shareholders. As a result of its ownership, the Trust is able, subject to the terms of the AIG Credit Facility Trust Agreement, dated as of January 16, 2009 (as it may be amended from time to time, the “Trust Agreement”), and the Series C Preferred Stock, to elect all of AIG’s directors (other than directors elected by the Series E Preferred Stock and the Series F Preferred Stock) and can, to the extent permitted by law, control the vote on substantially all matters, including:

•	approval of mergers or other business combinations;

•	a sale of all or substantially all of AIG’s assets;

•	issuance of any additional shares of AIG Common Stock or other equity securities; and

•	other matters that might be favorable to the United States Treasury.

The Issuance has been approved by the Board. AIG’s directors and executive officers do not hold shares of the Series C Preferred Stock, Series E Preferred Stock or Series F Preferred Stock and will not hold shares of the Series G Preferred Stock. Certain of AIG’s directors and executive officers hold shares of AIG Common Stock. As a result, each director and executive officer who holds shares of AIG Common Stock will be eligible to receive Warrants under the Recapitalization along with other holders of shares of AIG Common Stock.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

Only one copy of this Information Statement is being delivered to multiple shareholders who share a single address, unless AIG has received contrary instructions from any shareholder at that address. This practice, known as “householding”, is designed to reduce printing and postage costs. However, if any shareholder residing at such address wishes to receive a separate copy of this Information Statement, he or she may contact the AIG Director of Investor Relations at 180 Maiden Lane, New York, New York 10038, 212-770-6293, and AIG will deliver this document to such shareholder promptly upon receiving the request.

Any such shareholder may also contact the AIG Director of Investor Relations if he or she would like to receive separate shareholder materials and annual reports in the future. If a shareholder receives multiple copies of AIG’s proxy materials, he or she may request householding in the future by contacting the AIG Director of Investor Relations.

INDEX OF APPENDICES AND ANNEXES

Appendix A	Written Consent
Appendix B-1	Master Transaction Agreement, dated as of December [•], 2010, among American International Group, Inc., ALICO Holdings LLC, AIA Aurora LLC, the Federal Reserve Bank of New York, the United States Department of the Treasury and the AIG Credit Facility Trust
Appendix B-2	Form of the Amended and Restated Purchase Agreement, among American International Group, Inc., the United States Department of the Treasury and the Federal Reserve Bank of New York
Appendix C-1	Merrill Lynch, Pierce, Fenner & Smith Incorporated Fairness Opinion
Appendix C-2	Citigroup Global Markets Inc. Fairness Opinion
Appendix D	Letter to the Government Repayment Committee of the Board of Directors of AIG, from Rothschild Inc.

Annex 1	Annual Report on Form 10-K for the year ended December 31, 2009 (certain exhibits omitted)
Annex 2	Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2010 (certain exhibits omitted)
Annex 3	Current Report on Form 8-K filed on November 5, 2010 (SEC Accession No. 0001047469-10-009326) (certain exhibits omitted)
Annex 4	Current Report on Form 8-K filed on November 16, 2010

Appendix A

Written Consent

AMERICAN INTERNATIONAL GROUP, INC.

Written Consent in Lieu of
a Special Meeting of Shareholders

The undersigned (the “Trust”), being the sole holder of all the 100,000 outstanding shares of Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) of American International Group, Inc., a Delaware corporation (the “Corporation”), representing approximately [79.75] percent of the voting power of the Corporation’s shareholders entitled to vote on any particular matter, pursuant to Section 228 of the General Corporation Law of the State of Delaware (“DGCL”) and the Corporation’s by-laws, hereby waives notice and the holding of a formal special meeting, and hereby, in its capacity as the sole holder of the Series C Preferred Stock, consents to and adopts the following resolutions, which resolutions shall be deemed to be adopted as of the date hereof to the same extent and with the same force and effect as if such resolutions were duly adopted by the shareholders of the Corporation at a duly convened special meeting held for such purpose, and directs that this Written Consent be filed with the minutes of the proceedings of the shareholders of the Corporation:

WHEREAS, the Corporation entered into an agreement in principle (the “Agreement in Principle”) with the United States Department of the Treasury (the “Treasury Department”), the Federal Reserve Bank of New York (the “FRBNY”) and the undersigned for a series of integrated transactions (the “Recapitalization”) to recapitalize the Corporation, including the repayment of all amounts owed under, and the termination of, the Credit Agreement, dated as of September 22, 2008 (as amended, the “Credit Agreement”), between the Corporation and the FRBNY;

WHEREAS, the parties to the Agreement in Principle have been negotiating and expect to enter into a Master Transaction Agreement among the Corporation, ALICO Holdings LLC, AIA Aurora LLC, the FRBNY, the Treasury Department and the Trust, attached to which are certain exhibits, including the form of the Amended and Restated Purchase Agreement among the Corporation, the Treasury Department and the FRBNY, that will supersede the Agreement in Principle;

WHEREAS, in connection with the Recapitalization, the Corporation has agreed in principle to issue shares of the Corporation’s common stock, par value $2.50 per share (“Common Stock”), as follows: (i) [•] shares of Common Stock to the Trust in exchange for all the outstanding shares of the Series C Preferred Stock, (ii) 924,546,133 shares of Common Stock to the Treasury Department in exchange for all the outstanding shares of the Corporation’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share, and (iii) 167,623,733 shares of Common Stock to the Treasury Department as partial consideration in exchange for the outstanding shares of the Corporation’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (the “Series F Preferred Stock”) (collectively, the “Common Stock Issuance”);

WHEREAS, in connection with the Recapitalization, the Corporation has agreed in principle to issue 20,000 shares of a new series of preferred stock designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) to the Treasury Department (together with the Common Stock Issuance, the “Issuance”) as partial consideration in exchange for the outstanding shares of Series F Preferred Stock;

WHEREAS, on March 31, 2012, the Series G Preferred Stock will automatically convert into a variable number of shares of Common Stock in accordance with its terms;

WHEREAS, the Corporation has determined that (i) pursuant to Section 312.03 of the New York Stock Exchange Listed Company Manual, approval of the holders of the issued and outstanding shares of the Common Stock and the Series C Preferred Stock, voting together as a single class, is required prior to the Issuance and (ii) the Written Consent, pursuant to the rules of the New York Stock Exchange, is sufficient to approve the Issuance and satisfy Section 312.03;

WHEREAS, the officers of the Corporation have requested the undersigned to sign this Written Consent to authorize the Issuance, on behalf of the holders of the Common Stock and the Series C Preferred Stock, voting together as a single class, and the undersigned is willing to so sign this Written Consent; and

WHEREAS, the Corporation and the undersigned desire that the actions taken by this Written Consent become effective at the later of (i) 20 days after the Notice and Information Statement in connection with the Issuance is first mailed or transmitted to the Corporation’s shareholders and (ii) the closing of the Recapitalization;

NOW, THEREFORE, BE IT:

RESOLVED, that the Issuance is hereby approved, subject to the closing of the Recapitalization; and

FURTHER RESOLVED, that the actions taken by this Written Consent shall not be effective until the later of (i) 20 days after the Notice and Information Statement in connection with the Issuance is first mailed or transmitted to shareholders and (ii) the closing of the Recapitalization.

The action taken by this Written Consent shall have the same force and effect as if taken at a meeting of holders of all outstanding shares of the Series C Preferred Stock and Common Stock, duly called and constituted pursuant to the DGCL and the Corporation’s by-laws.

This Written Consent may be executed in any number of counterparts, each of which will be deemed to constitute an original, but all of which together shall be deemed to constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the Trust, being the sole holder of the Series C Preferred Stock, has executed this Written Consent.

AIG CREDIT FACILITY TRUST,
a trust established for the sole benefit of
the United States Treasury

By:
Name:     Jill M. Considine

Title:	Trustee

Dated:

By:
Name:     Chester B. Feldberg

Title:	Trustee

Dated:

By:
Name:     Peter A. Langerman

Title:	Trustee

Dated:

Appendix B-1

Master Transaction Agreement, dated as of December [•], 2010, among American
International Group, Inc., ALICO Holdings LLC, AIA Aurora LLC, the Federal Reserve
Bank of New York, the United States Department of the Treasury and the AIG Credit
Facility Trust

B-1-1

Appendix B-2

Form of the Amended and Restated Purchase Agreement, among American International
Group, Inc., the United States Department of the Treasury and the Federal Reserve Bank
of New York

B-2-1

Appendix C-1

Merrill Lynch, Pierce, Fenner & Smith Incorporated
Fairness Opinion

C-1-1

[BOFA MERRILL LYNCH LETTERHEAD]

CONFIDENTIAL

September 29, 2010

Board of Directors
American International Group, Inc.
70 Pine Street
New York, New York 10270

Members of the Board of Directors:

We understand that American International Group, Inc. (“AIG”, the “Company” or “you”) proposes to enter into a transaction among AIG, the Federal Reserve Bank of New York (“FRBNY”), the United States Department of the Treasury (“UST”) and the AIG Credit Facility Trust (the “Trust”), pursuant to which, among other things: (a) AIG will exchange approximately 924.5 million shares of common stock, par value $2.50 per share, of AIG (“AIG Common Stock”) for $41.6 billion in aggregate stated amount of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series E Preferred Stock”), currently held by UST; (b) AIG will exchange approximately 167.6 million shares of AIG Common Stock for $7.5 billion in aggregate stated amount of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series F Preferred Stock”), currently held by UST; and (c) AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend distribution, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share (the “Warrants”). We refer to the transactions described in clauses (a), (b) and (c) of the immediately preceding sentence collectively as the “Exchange Transactions”. The terms and conditions of the Exchange Transactions are more fully set forth in the term sheet agreed by and between AIG, FRBNY, UST and the Trust, which is attached hereto as Exhibit A and which the Company has informed us will be attached to an agreement in principle by and between the same parties to be entered into on September 30, 2010 (the “Term Sheet”).

You have requested our opinion as to the fairness, from a financial point of view, to the holders of AIG Common Stock (other than UST) of the consideration to be paid by AIG in the Exchange Transactions, taken as a whole.

We further understand that the Exchange Transactions are part of a series of integrated transactions collectively referred to as the Recapitalization (and as further described in the Term Sheet) pursuant to which, among other things, at the Closing (as defined in the Term Sheet): (a) AIG will repay in cash (the “FRBNY Repayment”) all of the remaining principal, accrued and unpaid interest, fees and other amounts owing, and terminate all commitments, under the Credit Agreement dated as of September 22, 2008 (the “FRBNY Credit Facility”) between AIG and the FRBNY, to be funded solely from: (i) secured non-recourse loans to AIG from AIA Aurora LLC and ALICO Holdings LLC of the net cash proceeds from the initial public offering of American International Assurance Company, Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), respectively; and (ii) cash generated by AIG and its subsidiaries; (b) AIG and the UST will amend and restate the SPA (as defined in the Term Sheet) relating to the Series F Preferred Stock to convert (the “Series F/G Drawdown Exchange”) a portion, not to exceed $2 billion, of the amount of Series F Preferred Stock that AIG can require UST to subscribe for and purchase (the “Series F Drawdown Right”), into a right of AIG to require UST to subscribe for and purchase an equivalent amount (the “Series G Designated Amount”) of a new series of preferred stock of AIG to be designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) for general corporate purposes (the “Series G Drawdown Right”); (c) pursuant to an exercise of the Series F Drawdown Right, AIG will require UST to subscribe for and purchase Series F Preferred Stock (the “Series F Drawdown Shares”) in an aggregate stated amount (the “Series F Closing Drawdown Amount”) equal to the lesser of (i) the remaining balance undrawn pursuant to the Series F Drawdown Right (less the Series G Designated Amount) and (ii) the aggregate liquidation preference of the preferred interests in AIA Aurora LLC and ALICO Holdings LLC

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Board of Directors
American International Group, Inc.

outstanding at the Closing (the “AIA Preferred Interests” and the “ALICO Preferred Interests”, respectively, and collectively, the “AIA/ALICO Preferred Interests”); (d) AIG will purchase from the FRBNY the AIA/ALICO Preferred Interests (the “Purchased AIA/ALICO Preferred Interests”) having an aggregate liquidation preference equal to at least the Series F Closing Drawdown Amount, for a cash purchase price (the “AIA/ALICO Preferred Interests Purchase Price”) equal to the aggregate outstanding liquidation preference of all of the Purchased AIA/ALICO Preferred Interests and will fund the AIA/ALICO Preferred Interests Purchase Price from the Series F Closing Drawdown Amount; (e) UST will exchange the Series F Drawdown Shares (including amounts drawn at the Closing) for: (i) all of the Purchased AIA/ALICO Preferred Interests; and (ii) shares of Series G Preferred Stock which will evidence (A) any amounts allocated by AIG to the Series G Drawdown Right to be available to be drawn after the Closing and (B) any amounts drawn by AIG on the Series F Drawdown Right between announcement of the Recapitalization and Closing; and (f) the Trust will exchange its AIG Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) for approximately 562.9 million shares of AIG Common Stock. The terms and conditions of the Recapitalization are more fully set forth in the Term Sheet, and we understand that the consummation of the Exchange Transactions is subject to the contemporaneous completion of the other aspects of the Recapitalization.

Finally, we understand that, following the announcement of the Recapitalization and prior to June 30, 2011, the Company intends to: (a) offer to exchange shares of AIG Common Stock for one or more series of its outstanding hybrid securities; (b) offer to exchange shares of AIG Common Stock and cash for the equity units mandatorily exchangeable for shares of AIG Common Stock that it issued on May 16, 2008; (c) effect an underwritten public offering of shares of AIG Common Stock having net proceeds which, when taken together with the aggregate principal amount of the securities repurchased through the Hybrid Exchange Offer, would exceed $6.6 billion; (d) effect one or more offerings or placements of senior debt securities in an aggregate principal amount of at least $1.0 billion; (e) effect one or more offerings or placements of contingent capital securities of the Company and its subsidiaries in an aggregate principal amount of at least $1.5 billion (through December 31, 2011); and (f) establish new credit facilities in an aggregate principal amount of at least $1.5 billion. We refer to the transactions described in this paragraph and pursuant to our discussions with senior management of AIG collectively as the “Post-Recapitalization Financing Plan”.

In connection with this opinion, we have, among other things:

(i) reviewed publicly available business and financial information relating to AIG;

(ii) reviewed certain internal financial and operating information with respect to the business, operations and prospects of AIG furnished to or discussed with us by the management of AIG (such forecasts, the “AIG Forecasts”), which we understand have been provided to you and which set forth, among other things:

•	the net cash proceeds anticipated to be received from the proposed initial public offering of AIA and the Post-Recapitalization Financing Plan;

•	the values to be realized upon the disposition of certain businesses of AIG, including, without limitation, ALICO, certain assets held by Nan Shan Life Insurance Company, Ltd., AIG Star Life Insurance Co. Ltd and AIG Edison Life Insurance Company; and

•	certain assumed financial consequences and operational benefits to AIG of the Series F/G Drawdown Exchange and the elimination of the FRBNY Credit Facility and the Series F Drawdown Right, as anticipated by AIG’s management;

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Board of Directors
American International Group, Inc.

(iii) discussed with certain senior officers, directors and other representatives and advisors of AIG the past and current business, operations, financial condition and prospects of AIG and its subsidiaries, including the following:

•	their assessment of the rationale for the Recapitalization;

•	the relationship among AIG, the FRBNY and the UST;

•	the desire of the FRBNY and the UST to effect the Recapitalization at the present time;

•	the views of AIG’s management with respect to the capital and funding requirements of AIG and its subsidiaries;

•	the impact of the Recapitalization and the Post-Recapitalization Financing Plan on AIG and its subsidiaries’ existing financial strength, issuer credit and debt ratings from A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services; and

•	the adverse impact on the operations of AIG and its subsidiaries of the restrictive covenants of the FRBNY Credit Facility;

(iv) reviewed the financial terms of the Exchange Transactions as set forth in the Term Sheet in relation to, among other things:

•	current and historical market prices and trading volumes of AIG Common Stock;

•	the historical and projected earnings and other operating data of AIG and its subsidiaries; and

•	the capitalization and financial condition of AIG;

(v) considered, to the extent publicly available, the financial terms of certain other transactions which we deemed relevant in evaluating the Exchange Transactions, and reviewed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we deemed relevant in evaluating those of AIG;

(vi) evaluated certain potential pro forma financial effects of the Recapitalization and the Post-Recapitalization Financing Plan on AIG;

(vii) reviewed the Term Sheet; and

(viii) performed such other analyses and studies and considered such other information and factors as we deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and have relied upon the assurances of the management of AIG that they are not aware of any facts or circumstances that would make such information or data inaccurate or misleading in any material respect. With respect to the AIG Forecasts, we have been advised by the management of AIG that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of AIG as to the future financial performance of AIG and, at the direction of the management of AIG and with your consent, (i) we have relied upon the AIG Forecasts in our analysis and in arriving at our opinion, and (ii) we have assumed that the anticipated net proceeds from the disposition of assets will be achieved in the amounts and at the times contemplated by the AIG Forecasts. With respect to the Series E Preferred Stock and Series F Preferred Stock to be repurchased by AIG pursuant to the Exchange Transactions, we have assumed, at your direction and with your consent, that the fair value of each of the Series E Preferred Stock and Series F Preferred Stock is equal to the liquidation value thereof. We have relied upon your view that effecting a transaction similar to

C-1-4

Board of Directors
American International Group, Inc.

the Recapitalization is essential for the long-term viability of AIG’s businesses. Further, we have assumed, at your direction and with your consent, that (a) AIG will effect the Post-Recapitalization Financing Plan substantially in accordance with the proposed terms thereof, and (b) at all times until completion of the Post-Recapitalization Financing Plan, AIG and its subsidiaries will maintain their financial strength, issuer credit and debt ratings assigned by A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services as in effect on the date hereof.

We are not actuaries and our services did not include actuarial determinations or evaluations by us or any attempt by us to evaluate actuarial assumptions, and we will rely on you with respect to the appropriateness and adequacy of insurance-related reserves of AIG or any of its subsidiaries or affiliates. We will also rely on you with respect to the appropriateness and adequacy of reserves of AIG or any of its subsidiaries or affiliates for credit-related losses on securities, loans, derivative instruments or other counterparty exposures. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of AIG or any of its subsidiaries (other than the valuations prepared by one of our affiliates with respect to Maiden Lane II LLC and Maiden Lane III LLC and previously delivered in writing to the Company), nor have we made any physical inspection of the properties or assets of AIG or any of its subsidiaries. We have not evaluated the solvency of AIG under any state or federal laws relating to bankruptcy, insolvency or similar matters. Finally, we have assumed, at your direction and with your consent, that the Recapitalization (including the Exchange Transactions) will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Recapitalization (including the Exchange Transactions), no delay, limitation, restriction or condition will be imposed that would have an adverse effect on AIG or the contemplated benefits of the Recapitalization (including the Exchange Transactions). Representatives of AIG have advised us, and we further have assumed, that the final terms of the Recapitalization as set forth in the definitive documentation relating thereto, including the terms of the new Series G Preferred Stock, as consummated will not vary materially from those set forth in the Term Sheet. We are not expressing any opinion as to what the value of the AIG Common Stock actually will be when issued pursuant to the Exchange Transactions or the price at which the AIG Common Stock will trade at any time.

We express no view herein as to, and our opinion does not address, the underlying business decision of AIG to effect the Exchange Transactions or any other aspect of the Recapitalization, the relative merits of the Exchange Transactions or any other aspect of the Recapitalization as compared to any alternative business strategies that might exist for AIG or the effect of any other transaction in which AIG might engage, including the possibility that AIG could continue to operate under its current capital structure or effect a transaction similar to the Recapitalization at a later date. We do not express any view on, and our opinion does not address, any other term, aspect or implications of the Term Sheet or the Recapitalization, including, without limitation, the FRBNY Repayment, the Series F/G Drawdown Exchange, the decision to draw pursuant to the Series F Drawdown Right the Series F Closing Drawdown Amount, the acquisition of the Purchased AIA/ALICO Preferred Interests and the Post-Recapitalization Financing Plan, other provisions for obligations after the closing of the Recapitalization, ancillary agreements between AIG, the FRBNY, the UST and/or the Trust or any of their respective affiliates, or the fairness of the Exchange Transactions or any other aspect of the Recapitalization to, or any consideration received in connection therewith by, the holders of any class of securities, creditors or other constituencies of AIG, including the UST, the FRBNY or the Trust, in each case other than holders in respect of their shares of AIG Common Stock. In addition, our opinion does not address any legal, regulatory, tax or accounting matters, as to which matters we understand AIG has received such advice as it deems necessary from qualified professionals. In addition, we express no opinion or recommendation as to how any holder of any class of securities should vote or act in connection with the Exchange Transactions or any related matter.

We have acted as financial advisor to AIG in connection with the Recapitalization and will receive a fee for our services, a portion of which is payable upon the rendering of this opinion and a significant portion of

C-1-5

Board of Directors
American International Group, Inc.

which is contingent upon consummation of the Recapitalization. In addition, AIG has agreed to reimburse our expenses and indemnify us against certain liabilities arising out of our engagement. We and certain of our affiliates also expect to serve as underwriter, placement agent and/or dealer manager in connection with the transactions contemplated by the Post-Recapitalization Financing Plan, in respect of which we and such affiliates anticipate receiving substantial fees.

We and our affiliates comprise a full service securities firm and commercial bank engaged in securities, commodities and derivatives trading, foreign exchange and other brokerage activities, and principal investing as well as providing investment, corporate and private banking, asset and investment management, financing and financial advisory services and other commercial services and products to a wide range of companies, governments and individuals. In the ordinary course of our businesses, we and our affiliates may invest on a principal basis or on behalf of customers or manage funds that invest, make or hold long or short positions, finance positions or trade or otherwise effect transactions in equity, debt or other securities or financial instruments (including derivatives, bank loans or other obligations) of AIG and certain of its affiliates.

We and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to AIG and certain of its affiliates and have received or in the future may receive compensation for the rendering of these services, including (i) having acted or acting as book-running manager, lead arranger and/or agent bank for certain credit facilities of AIG and certain of its affiliates, (ii) having acted or acting as financial advisor to AIG and certain of its affiliates in connection with certain mergers and acquisitions transactions, (iii) having acted as manager or arranger for various debt and equity offerings of AIG and certain of its affiliates, (iv) having provided or providing certain cash and treasury management, credit card and commodity, derivatives and foreign exchange trading services to AIG and certain of its affiliates and (v) having acted or acting as lender under certain term loans, letters of credit and credit, leasing and conduit facilities for AIG and certain of its affiliates. In addition, certain of our affiliates maintain significant commercial (including customer) relationships with AIG and certain of its affiliates.

In addition, we and our affiliates in the past have provided, currently are providing, and in the future may provide, investment banking, commercial banking and other financial services to potential purchasers of certain of AIG’s subsidiaries and/or assets and have received or in the future may receive compensation for the rendering of these services, including acting as financial advisor and providing financing to the purchaser in AIG’s pending sale of ALICO and acting as financial advisor and potentially providing financing to a potential purchaser in the contemplated sale of AIG Star Life Insurance Co. Ltd.

It is understood that this letter is for the benefit and use of the Board of Directors of AIG (in its capacity as such) in connection with and for purposes of its evaluation of the Exchange Transactions.

Our opinion is necessarily based on financial, economic, monetary, market and other conditions and circumstances as in effect on, and the information made available to us as of, the date hereof. As you are aware, the credit, financial and stock markets have been experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on the Exchange Transactions or any other aspect of the Recapitalization or any parties thereto. It should be understood that subsequent developments may affect this opinion, and we do not have any obligation to update, revise, or reaffirm this opinion. The issuance of this opinion was approved by our Americas Fairness Opinion Review Committee.

C-1-6

Board of Directors
American International Group, Inc.

Based upon and subject to the foregoing, including the various assumptions and limitations set forth herein, we are of the opinion on the date hereof that the consideration to be paid by AIG in the Exchange Transactions, taken as a whole, is fair, from a financial point of view, to the holders of AIG Common Stock (other than UST).

Very truly yours,

/s/ Merrill Lynch, Pierce, Fenner & Smith Incorporated

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

C-1-7

Appendix C-2

Citigroup Global Markets Inc.
Fairness Opinion

C-2-1

[CITIGROUP LETTERHEAD]

CONFIDENTIAL

September 29, 2010

Board of Directors
American International Group, Inc.
70 Pine Street
New York, New York 10270

Members of the Board of Directors:

We understand that American International Group, Inc. (“AIG”, the “Company” or “you”) proposes to enter into a transaction among AIG, the Federal Reserve Bank of New York (“FRBNY”), the United States Department of the Treasury (“UST”) and the AIG Credit Facility Trust (the “Trust”), pursuant to which, among other things: (a) AIG will exchange approximately 924.5 million shares of common stock, par value $2.50 per share, of AIG (“AIG Common Stock”) for $41.6 billion in aggregate stated amount of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series E Preferred Stock”), currently held by UST; (b) AIG will exchange approximately 167.6 million shares of AIG Common Stock for $7.5 billion in aggregate stated amount of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series F Preferred Stock”), currently held by UST; and (c) AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend distribution, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share (the “Warrants”). We refer to the transactions described in clauses (a), (b) and (c) of the immediately preceding sentence collectively as the “Exchange Transactions”. The terms and conditions of the Exchange Transactions are more fully set forth in the term sheet agreed by and between AIG, FRBNY, UST and the Trust, which is attached hereto as Exhibit A and which the Company has informed us will be attached to an agreement in principle by and between the same parties to be entered into on September 30, 2010 (the “Term Sheet”).

You have requested our opinion as to the fairness, from a financial point of view, to the holders of AIG Common Stock (other than UST) of the consideration to be paid by AIG in the Exchange Transactions, taken as a whole.

We further understand that the Exchange Transactions are part of a series of integrated transactions collectively referred to as the Recapitalization (and as further described in the Term Sheet) pursuant to which, among other things, at the Closing (as defined in the Term Sheet): (a) AIG will repay in cash (the “FRBNY Repayment”) all of the remaining principal, accrued and unpaid interest, fees and other amounts owing, and terminate all commitments, under the Credit Agreement dated as of September 22, 2008 (the “FRBNY Credit Facility”) between AIG and the FRBNY, to be funded solely from: (i) secured non-recourse loans to AIG from AIA Aurora LLC and ALICO Holdings LLC of the net cash proceeds from the initial public offering of American International Assurance Company, Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), respectively; and (ii) cash generated by AIG and its subsidiaries; (b) AIG and the UST will amend and restate the SPA (as defined in the Term Sheet) relating to the Series F Preferred Stock to convert (the “Series F/G Drawdown Exchange”) a portion, not to exceed $2 billion, of the amount of Series F Preferred Stock that AIG can require UST to subscribe for and purchase (the “Series F Drawdown Right”), into a right of AIG to require UST to subscribe for and purchase an equivalent amount (the “Series G Designated Amount”) of a new series of preferred stock of AIG to be designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) for general corporate purposes (the “Series G Drawdown Right”); (c) pursuant to an exercise of the Series F Drawdown Right, AIG will require UST to subscribe for and purchase Series F Preferred Stock (the “Series F Drawdown Shares”) in an aggregate stated amount (the “Series F Closing Drawdown Amount”) equal to the lesser of (i) the remaining balance undrawn pursuant to the Series F Drawdown Right (less the Series G Designated Amount) and (ii) the aggregate liquidation preference of the preferred interests in AIA Aurora LLC and ALICO Holdings LLC

C-2-2

Board of Directors
American International Group, Inc.

outstanding at the Closing (the “AIA Preferred Interests” and the “ALICO Preferred Interests”, respectively, and collectively, the “AIA/ALICO Preferred Interests”); (d) AIG will purchase from the FRBNY the AIA/ALICO Preferred Interests (the “Purchased AIA/ALICO Preferred Interests”) having an aggregate liquidation preference equal to at least the Series F Closing Drawdown Amount, for a cash purchase price (the “AIA/ALICO Preferred Interests Purchase Price”) equal to the aggregate outstanding liquidation preference of all of the Purchased AIA/ALICO Preferred Interests and will fund the AIA/ALICO Preferred Interests Purchase Price from the Series F Closing Drawdown Amount; (e) UST will exchange the Series F Drawdown Shares (including amounts drawn at the Closing) for: (i) all of the Purchased AIA/ALICO Preferred Interests; and (ii) shares of Series G Preferred Stock which will evidence (A) any amounts allocated by AIG to the Series G Drawdown Right to be available to be drawn after the Closing and (B) any amounts drawn by AIG on the Series F Drawdown Right between announcement of the Recapitalization and Closing; and (f) the Trust will exchange its AIG Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) for approximately 562.9 million shares of AIG Common Stock. The terms and conditions of the Recapitalization are more fully set forth in the Term Sheet, and we understand that the consummation of the Exchange Transactions is subject to the contemporaneous completion of the other aspects of the Recapitalization.

Finally, we understand that, following the announcement of the Recapitalization and prior to June 30, 2011, the Company intends to: (a) offer to exchange shares of AIG Common Stock for one or more series of its outstanding hybrid securities; (b) offer to exchange shares of AIG Common Stock and cash for the equity units mandatorily exchangeable for shares of AIG Common Stock that it issued on May 16, 2008; (c) effect an underwritten public offering of shares of AIG Common Stock having net proceeds which, when taken together with the aggregate principal amount of the securities repurchased through the Hybrid Exchange Offer, would equal at least $6.6 billion; (d) effect one or more offerings or placements of senior debt securities in an aggregate principal amount of at least $1.0 billion; (e) effect one or more offerings or placements of contingent capital securities of the Company and its subsidiaries in an aggregate principal amount of at least $1.5 billion (through December 31, 2011); and (f) establish new credit facilities in an aggregate principal amount of at least $1.5 billion. We refer to the transactions described in this paragraph and pursuant to our discussions with senior management of AIG collectively as the “Post-Recapitalization Financing Plan”.

In arriving at our opinion, we reviewed the Term Sheet and held discussions with certain senior officers, directors and other representatives and advisors of AIG concerning their assessment of the rationale for the Recapitalization, the relationship among AIG, the FRBNY and the UST, the desire of the FRBNY and the UST to effect the Recapitalization at the present time and the past and current business operations, financial condition and future prospects of AIG and its subsidiaries. We have also considered the views of AIG’s management with respect to the capital and funding requirements of AIG and its subsidiaries, the impact of the Recapitalization and the Post-Recapitalization Financing Plan on AIG and its subsidiaries’ existing financial strength, issuer credit and debt ratings from A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services, and the adverse impact on the operations of AIG and its subsidiaries of the restrictive covenants of the FRBNY Credit Facility. We also examined certain publicly available business and financial information relating to AIG and certain financial forecasts and other information and data relating to AIG prepared by its management (the “AIG Forecasts”), which we understand have been provided to you and which set forth, among other things, (i) the net cash proceeds anticipated to be received from the proposed initial public offering of AIA and the Post-Recapitalization Financing Plan; (ii) the values to be realized upon the disposition of certain businesses of AIG, including, without limitation, ALICO, certain assets held by Nan Shan Life Insurance Company, Ltd., AIG Star Life Insurance Co. Ltd and AIG Edison Life Insurance Company; and (iii) certain assumed financial consequences and operational benefits to AIG of the Series F/G Drawdown Exchange and the elimination of the FRBNY Credit Facility and the Series F Drawdown Right, as anticipated by AIG’s management. The AIG Forecasts, including information relating to the assumptions underlying such forecasts, were approved for our use by the management of AIG. We

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Board of Directors
American International Group, Inc.

reviewed the financial terms of the Exchange Transactions as set forth in the Term Sheet in relation to, among other things: current and historical market prices and trading volumes of AIG Common Stock; the historical and projected earnings and other operating data of AIG and its subsidiaries; and the capitalization and financial condition of AIG. We considered, to the extent publicly available, the financial terms of certain other transactions which we deemed relevant in evaluating the Exchange Transactions, and reviewed certain financial, stock market and other publicly available information relating to the businesses of other companies whose operations we deemed relevant in evaluating those of AIG. We also evaluated certain potential pro forma financial effects of the Recapitalization and the Post-Recapitalization Financing Plan on AIG. In addition to the foregoing, we conducted such other analyses and examinations and considered such other information and financial, economic and market criteria as we deemed appropriate in arriving at our opinion. The issuance of our opinion has been authorized by our fairness opinion committee.

In rendering our opinion, we have assumed and relied, without independent verification, upon the accuracy and completeness of all financial and other information and data publicly available or provided to or otherwise reviewed by or discussed with us and upon the assurances of the management of AIG that it is not aware of any relevant information that has been omitted or that remains undisclosed to us. With respect to the AIG Forecasts, we have been advised by the management of AIG that such forecasts and other information and data were reasonably prepared on bases reflecting the best currently available estimates and judgments of the management of AIG as to the future financial performance of AIG and, at the direction of the management of AIG and with your consent, (i) we have relied upon the AIG Forecasts in our analysis and in arriving at our opinion, and (ii) we have assumed that the anticipated net proceeds from the disposition of assets will be achieved in the amounts and at the times contemplated by the AIG Forecasts.

With respect to the Series E Preferred Stock and Series F Preferred Stock to be repurchased by AIG pursuant to the Exchange Transactions, we have assumed, at your direction and with your consent, that the fair value of each of the Series E Preferred Stock and Series F Preferred Stock is equal to the liquidation value thereof. We have relied upon your view that effecting a transaction similar to the Recapitalization is essential for the long-term viability of AIG’s businesses. Further, we have assumed, at your direction and with your consent, that (a) AIG will effect the Post-Recapitalization Financing Plan substantially in accordance with the proposed terms thereof, and (b) at all times until completion of the Post-Recapitalization Financing Plan, AIG and its subsidiaries will maintain their financial strength, issuer credit and debt ratings assigned by A.M. Best Co., Moody’s Investors Service and Standard & Poor’s Ratings Services as in effect on the date hereof.

Finally, we have assumed, at your direction and with your consent, that the Recapitalization (including the Exchange Transactions) will be consummated in accordance with its terms, without waiver, modification or amendment of any material term, condition or agreement and that, in the course of obtaining the necessary regulatory or third party approvals, consents and releases for the Recapitalization (including the Exchange Transactions), no delay, limitation, restriction or condition will be imposed that would have an adverse effect on AIG or the contemplated benefits of the Recapitalization (including the Exchange Transactions). Representatives of AIG have advised us, and we further have assumed, that the final terms of the Recapitalization as set forth in the definitive documentation relating thereto, including the terms of the new Series G Preferred Stock, as consummated will not vary materially from those set forth in the Term Sheet. We are not expressing any opinion as to what the value of the AIG Common Stock actually will be when issued pursuant to the Exchange Transactions or the price at which the AIG Common Stock will trade at any time. We have not made or been provided with any independent evaluation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of AIG or any of its subsidiaries, nor have we made any physical inspection of the properties or assets of AIG or any of its subsidiaries. We are not actuaries and our services did not include any actuarial determination or evaluation by us or any attempt to evaluate actuarial assumptions and we will rely on you with respect to the appropriateness and adequacy of insurance-related reserves of AIG or any of its subsidiaries or affiliates. We will also rely on you with respect to the

C-2-4

Board of Directors
American International Group, Inc.

appropriateness and adequacy of reserves of AIG or any of its subsidiaries or affiliates for credit-related losses on securities, loans, derivative instruments or other counterparty exposures. We express no view herein as to, and our opinion does not address, the underlying business decision of AIG to effect the Exchange Transactions or any other aspect of the Recapitalization, the relative merits of the Exchange Transactions or any other aspect of the Recapitalization as compared to any alternative business strategies that might exist for AIG or the effect of any other transaction in which AIG might engage, including the possibility that AIG could continue to operate under its current capital structure or effect a transaction similar to the Recapitalization at a later date. We do not express any view on, and our opinion does not address, any other term, aspect or implications of the Term Sheet or the Recapitalization, including, without limitation, the FRBNY Repayment, the Series F/G Drawdown Exchange, the decision to draw pursuant to the Series F Drawdown Right the Series F Closing Drawdown Amount, the acquisition of the Purchased AIA/ALICO Preferred Interests and the Post-Recapitalization Financing Plan, other provisions for obligations after the closing of the Recapitalization, ancillary agreements between AIG, the FRBNY, the UST and/or the Trust or any of their respective affiliates, or the fairness of the Exchange Transaction or any other aspect of the Recapitalization to, or any consideration received in connection therewith by, the holders of any class of securities, creditors or other constituencies of AIG, including the UST, the FRBNY or the Trust, in each case other than holders in respect of their shares of AIG Common Stock. In addition, we are not expressing any opinion as to the impact of the Exchange Transactions or any other aspect of the Recapitalization on the solvency or viability of AIG, or the ability of AIG to pay its obligations when they come due, and our opinion does not address any legal, regulatory, tax or accounting matters, as to which matters we understand AIG has received such advice as it deems necessary from qualified professionals. Our opinion is necessarily based upon information available to us, and financial, stock market and other conditions and circumstances existing, as of the date hereof. As you are aware, the credit, financial and stock markets are experiencing unusual volatility and we express no opinion or view as to any potential effects of such volatility on AIG or the contemplated benefits of the Recapitalization.

Citigroup Global Markets Inc. is acting as financial advisor to AIG in connection with the proposed Recapitalization and will receive a fee for such services, a significant portion of which is contingent upon the consummation of the Recapitalization. We also will receive a fee in connection with the delivery of this opinion. In addition, we expect to serve as underwriter, placement agent and/or dealer manager in connection with the transactions contemplated by the Post-Recapitalization Financing Plan, in respect of which we anticipate receiving substantial fees. We and our affiliates in the past have provided, and currently provide, extensive services to AIG and its affiliates, unrelated to the proposed Recapitalization, for which services we and such affiliates have received and expect to receive compensation, including, without limitation, having acted for AIG and its affiliates as underwriter in numerous capital markets transactions, lender or agent under various credit or securitization facilities, and provider of hedging, cash management and other transactional services, including having acted as financial advisor to AIG in its recent sale of ALICO. In the ordinary course of our business, we and our affiliates may actively trade or hold the securities of AIG for our own account or for the account of our customers and, accordingly, may at any time hold a long or short position in such securities. In addition, we and our affiliates (including Citigroup Inc. and its affiliates) may maintain relationships with AIG and its affiliates.

We note that the FRBNY is the principal banking regulator of Citigroup Global Markets Inc. In addition, UST is the significant shareholder of the parent company of Citigroup Global Markets Inc., Citigroup Inc., as a result of its participation in the U.S. government’s Troubled Asset Relief Program.

Our advisory services and the opinion expressed herein are provided for the information of the Board of Directors of AIG in its evaluation of the proposed Exchange Transactions, and our opinion is not intended to be and does not constitute a recommendation to any holder of any class of securities as to how such holder should vote or act on any matters relating to the proposed Exchange Transactions.

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Board of Directors
American International Group, Inc.

Based upon and subject to the foregoing, our experience as investment bankers, our work as described above and other factors we deemed relevant, we are of the opinion that, as of the date hereof, the consideration to be paid by AIG in the Exchange Transactions, taken as a whole, is fair, from a financial point of view, to the holders of AIG Common Stock (other than UST).

Very truly yours,

/s/ Citigroup Global Markets Inc.

CITIGROUP GLOBAL MARKETS INC.

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Appendix D

Letter to the Government Repayment Committee of
the Board of Directors of AIG, from Rothschild Inc.

[ROTHSCHILD LETTERHEAD]

HIGHLY CONFIDENTIAL

September 29, 2010

Government Repayment Committee of the
Board of Directors
American International Group, Inc.
70 Pine Street
New York, New York 10270

Members of the Government Repayment Committee of the Board of Directors:

We understand that American International Group, Inc. (“AIG” or the “Company”) proposes to enter into a transaction among AIG, the Federal Reserve Bank of New York (“FRBNY”), the United States Department of the Treasury (“UST”) and the AIG Credit Facility Trust (the “Trust”), pursuant to which, among other things: (a) AIG will exchange approximately 924.5 million shares of common stock, par value $2.50 per share, of AIG (“AIG Common Stock”) for $41.6 billion in aggregate stated amount of AIG’s Series E Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series E Preferred Stock”), currently held by UST; (b) AIG will exchange approximately 167.6 million shares of AIG Common Stock for $7.5 billion in aggregate stated amount of AIG’s Series F Fixed Rate Non-Cumulative Perpetual Preferred Stock, par value $5.00 per share (“Series F Preferred Stock”), currently held by UST; and (c) AIG will issue to the holders of AIG Common Stock prior to the Closing, by means of a dividend distribution, 10-year warrants to purchase up to 75 million shares of AIG Common Stock in the aggregate at an exercise price of $45.00 per share. We refer to the transactions described in clauses (a), (b) and (c) of the immediately preceding sentence collectively as the “Exchange Transactions”. The terms and conditions of the Exchange Transactions are more fully set forth in the term sheet agreed by and between AIG, FRBNY, UST and the Trust, which is attached hereto as Exhibit A and which the Company has informed us will be attached to an agreement in principle by and between the same parties to be entered into on September 30, 2010 (the “Term Sheet”).

You have requested our view, from a financial perspective, solely as to the reasonableness of the opinions expressed in the opinion letters, dated the date hereof (the “Fairness Opinions”), delivered by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill”) and Citigroup Global Markets Inc. (together with Merrill, the “Financial Advisors”), financial advisors to the Company, with respect to the fairness, from a financial point of view, to the holders of AIG Common Stock (other than UST and the Trust) of the consideration to be paid by AIG in the Exchange Transactions, taken as a whole. As used herein, the term “Fairness Opinion” excludes any related letters delivered by each of Citigroup Global Markets Inc. and Merrill or any of their affiliates addressing certain financing or other transactions dated the date hereof.

We further understand that the Exchange Transactions are part of a series of integrated transactions collectively referred to as the Recapitalization (and as further described in the Term Sheet) pursuant to which, among other things, at the Closing (as defined in the Term Sheet): (a) AIG will repay in cash (the “FRBNY Repayment”) all of the remaining principal, accrued and unpaid interest, fees and other amounts owing, and terminate all commitments, under the Credit Agreement dated as of September 22, 2008 (the “FRBNY Credit Facility”) between AIG and the FRBNY, to be funded solely from: (i) secured non-recourse loans to AIG from AIA Aurora LLC and ALICO Holdings LLC of the net cash proceeds from the initial public offering of American International Assurance Company, Limited (“AIA”) and the sale of American Life Insurance Company (“ALICO”), respectively; and (ii) cash generated by AIG and its subsidiaries; (b) AIG and the UST will amend and restate the SPA (as defined in the Term Sheet) relating to the Series F Preferred Stock to convert (the “Series F/G Drawdown Exchange”) a portion, not to exceed $2 billion, of the amount of Series F

Rothschild Inc.
1251 Avenue of the Americas
New York, NY 10020
www.rothschild.com

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

Preferred Stock that AIG can require UST to subscribe for and purchase (the “Series F Drawdown Right”), into a right of AIG to require UST to subscribe for and purchase an equivalent amount (the “Series G Designated Amount”) of a new series of preferred stock of AIG to be designated as “Series G Cumulative Mandatory Convertible Preferred Stock” (the “Series G Preferred Stock”) for general corporate purposes (the “Series G Drawdown Right”); (c) pursuant to an exercise of the Series F Drawdown Right, AIG will require UST to subscribe for and purchase Series F Preferred Stock (the “Series F Drawdown Shares”) in an aggregate stated amount (the “Series F Closing Drawdown Amount”) equal to the lesser of (i) the remaining balance undrawn pursuant to the Series F Drawdown Right (less the Series G Designated Amount) and (ii) the aggregate liquidation preference of the preferred interests in AIA Aurora LLC and ALICO Holdings LLC outstanding at the Closing (the “AIA Preferred Interests” and the “ALICO Preferred Interests”, respectively, and collectively, the “AIA/ALICO Preferred Interests”); (d) AIG will purchase from the FRBNY the AIA/ALICO Preferred Interests (the “Purchased AIA/ALICO Preferred Interests”) having an aggregate liquidation preference equal to at least the Series F Closing Drawdown Amount, for a cash purchase price (the “AIA/ALICO Preferred Interests Purchase Price”) equal to the aggregate outstanding liquidation preference of all of the Purchased AIA/ALICO Preferred Interests and will fund the AIA/ALICO Preferred Interests Purchase Price from the Series F Closing Drawdown Amount; (e) UST will exchange the Series F Drawdown Shares (including amounts drawn at the Closing) for: (i) all of the Purchased AIA/ALICO Preferred Interests; and (ii) shares of Series G Preferred Stock which will evidence (A) any amounts allocated by AIG to the Series G Drawdown Right to be available to be drawn after the Closing and (B) any amounts drawn by AIG on the Series F Drawdown Right between announcement of the Recapitalization and Closing; and (f) the Trust will exchange its AIG Series C Perpetual, Convertible, Participating Preferred Stock (the “Series C Preferred Stock”) for approximately 562.9 million shares of AIG Common Stock. The terms and conditions of the Recapitalization are more fully set forth in the Term Sheet, and we understand that the consummation of the Exchange Transactions is subject to the contemporaneous completion of the other aspects of the Recapitalization. For the avoidance of doubt, this letter does not address, and we express no view or opinion with respect to the reasonableness or fairness (financial or otherwise) of the Exchange Transactions, the amount, nature, term, aspect or implications of the Term Sheet or the Recapitalization, including, without limitation, the FRBNY Repayment, the Series F/G Drawdown Exchange, the decision to draw pursuant to the Series F Drawdown Right the Series F Closing Drawdown Amount, the acquisition of the Purchased AIA/ALICO Preferred Interests, other provisions for obligations after the closing of the Recapitalization, ancillary agreements between AIG, the FRBNY, the UST and/or the Trust or any of their respective affiliates and including compliance with any legal or contractual requirement of the parties to any of the foregoing.

We also note that the Company and its Financial Advisors, have informed us that none of the Company or the Financial Advisors are aware, nor are we aware, of any potential investors or other alternative sources of financing that have proposed an alternative, or a serious or credible interest in developing an alternative, to the Recapitalization (including the Exchange Transactions).

In preparing this letter, we have, among other things: (i) reviewed the Term Sheet; (ii) discussed the proposed Recapitalization (including the Exchange Transactions) with the management and the Board of Directors of the Company (the “Board”) and the Company’s advisors and other representatives (including the Financial Advisors); (iii) reviewed certain publicly available business and financial information relating to the Company; (iv) reviewed certain audited and unaudited financial statements of the Company, and certain other internal financial and operating data, provided to or discussed with us by the management of the Company which discussions included the Company’s advisors and other representatives (including the Financial Advisors); (v) reviewed certain pro forma financial forecasts relating to the Company prepared by the management of the Company and reviewed by the Financial Advisors, and discussed with the management of the Company and the Financial Advisors the assumptions underlying such forecasts and the relative likelihood

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

of achieving the future financial results reflected in such financial forecasts; (vi) participated in meetings during which discussions were held with the management of the Company and the Financial Advisors regarding the past and current operations and financial condition of the Company and the prospects of the Company; (vii) reviewed a schedule of risk factors prepared by the management of the Company with respect to the foreseeable future operations and financial condition of the Company on a standalone basis absent the occurrence of the Recapitalization (including the Exchange Transactions); (viii) considered such other factors and information, and reviewed such other analyses, as we deemed appropriate and (ix) reviewed the presentations of the Financial Advisors to the Board, dated as of the date hereof and the Fairness Opinions provided to us.

In preparing this letter, we have not assumed, with the Company’s consent, any obligation to verify independently any of the financial or other information utilized, reviewed or considered by us in developing our view and have relied on such information, including all information that was publicly available to us or provided to us by the Company or its advisors and other representatives (including the Financial Advisors) as being accurate and complete in all material respects. In addition, we have, with the Company’s consent, relied upon management’s valuation of the various assets and liabilities of the Company, without independent verification, and we have assumed and been advised that such valuations have been reasonably and accurately prepared in good faith on bases reflecting the best available estimates and judgments of the management of the Company. With respect to the Series E Preferred Stock and Series F Preferred Stock to be repurchased by AIG pursuant to the Exchange Transactions, we have assumed, with the Company’s consent, that the fair value of each of the Series E Preferred Stock and Series F Preferred Stock is equal to the liquidation value thereof. We have also, with the Company’s consent, relied upon the schedule of risk factors prepared by the management of the Company with respect to the foreseeable future operations and financial condition of the Company on a standalone basis absent the occurrence of the Recapitalization (including the Exchange Transactions), without independent verification, and we have assumed and been advised that such schedule has been reasonably and accurately prepared in good faith on bases reflecting the best available judgments of the management of the Company. With the consent of the Company and without independent verification, (i) we have assumed and been advised that the analyses and presentations prepared for the Company by each of the Financial Advisors have been accurately prepared in good faith on bases reflecting the best available estimates and judgments of the Financial Advisors and (ii) that the opinions expressed in the Fairness Opinions comply in all respects with the requirements of the respective engagement letters between the Financial Advisors and the Company. We have not assumed responsibility for making an independent evaluation, appraisal or physical inspection of any of the assets or liabilities (contingent or otherwise) of the Company.

We have assumed, without any diligence review, that the liens, claims and encumbrances of the Company’s lenders, creditors and claimants with respect to the outstanding debt obligations of the Company are valid, perfected and enforceable against the Company. With respect to the restructuring of the outstanding debt obligations of the Company, we have assumed, based on information provided to us by management of the Company that, pursuant to the Recapitalization, the obligations of the Company pursuant to FRBNY Credit Agreement will be satisfied and discharged and the Company’s credit facility thereunder shall be extinguished at the closing of the Recapitalization.

With respect to the financial forecasts and other information and operating data for the Company provided to or discussed with us by the management of the Company or the Financial Advisors, we have been advised, and have assumed that such forecasts and information have been reasonably and accurately prepared in good faith on bases reflecting the best available estimates and judgments of the management of the Company, including members of management directly responsible for the operations of the Company’s various business units, as to the future financial performance of the Company. In that regard we have assumed, that the net

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

proceeds from asset dispositions will be achieved in the amounts and at the times contemplated by such forecasts. We express no view as to the reasonableness of such forecasts and projections or the assumptions on which they are based. We have also assumed that there has not occurred any material change in the assets, financial condition, results of operations, business or prospects of the Company since the date on which the most recent financial statements or other financial or business information relating to the Company were made available to us.

We are not tax, bankruptcy, legal or regulatory advisors and we have relied, with your consent, upon the Company and its tax, bankruptcy, legal and regulatory advisors to make their own assessment of all tax, bankruptcy, legal or regulatory matters relating to the Recapitalization (including the Exchange Transactions).

We further have assumed that the terms and conditions of the Recapitalization (including the Exchange Transactions) as set forth in each of the definitive agreements and the other agreements and documents related thereto (collectively the “Transaction Documents”), will conform in all material respects, as applicable, with the Term Sheet and the Certificates of Designations of the Series C Preferred Stock, the Series E Preferred Stock, the Series F Preferred Stock and the Series G Preferred Stock, that any representations and warranties of the parties in the Transaction Documents will be true and correct, that each of the parties to the Transaction Documents will perform all of the covenants and agreements to be performed by it under the Transaction Documents, that the Recapitalization (including the Exchange Transactions) and related transactions will be in compliance with all applicable laws, regulations and contractual obligations of the parties thereto and will be consummated in all material respects in accordance with the terms and conditions described in the Term Sheet and to be contained in the Transaction Documents without any material waiver, delay, amendment or modification thereof, and that all governmental, regulatory, creditor, stockholder or other consents, waivers and approvals necessary for the consummation of the Recapitalization (including the Exchange Transactions) and related transactions will be obtained. Notwithstanding the foregoing, we have assumed that the amount and form of consideration to be paid by the Company in the Exchange Transactions will conform in all respects with the Term Sheet.

This letter is based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof. Accordingly, although subsequent developments may affect the view expressed in this letter, we have not assumed any obligation to update, revise or reaffirm this letter unless such an update is specifically requested by the Company and agreed to by us. In each case, we have made the assumptions herein with your consent.

We are serving as financial advisor to the Government Repayment Committee of the Board (formerly known as the Special Restructuring Committee, the “Special Committee”) in connection with the Recapitalization and are entitled to certain fees for our services, a portion of which is payable upon delivery of this letter to the Special Committee. In the past, we have served as a financial advisor to the United States Department of the Treasury and received customary fees for such services. Except with respect to the foregoing, we are not currently engaged on any other advisory assignments with the Company or any of its affiliates or related parties, nor have we served as financial advisor to the Company on any assignments other than with respect to the Recapitalization within the past two years. In addition, we or our affiliates may, in the future, provide financial advisory or other services to the Company and/or its affiliates and may receive fees for such services. In the ordinary course of business, we and our affiliates may trade the securities of the Company for our and/or their own accounts or for the accounts of customers and may, therefore, at any time hold a long or short position in such securities. We and our affiliates also may maintain relationships with the Company and its affiliates or related parties.

Government Repayment Committee
of the Board of Directors
American International Group, Inc,
September 29, 2010

This letter does not address, and we express no view as to, the merits of the underlying decision by the Company to proceed with or engage in the Recapitalization (including the Exchange Transactions) and the related transactions or any alternative business strategies that might exist for the Company, the advisability of the Recapitalization (including the Exchange Transactions) or the consideration to be received by, or the impact on, any creditor, claimant, holder of any class of securities or other constituencies of any party (including, without limitation, the United Stated Department of the Treasury, the Federal Reserve Bank of New York or the federal government of the United States) in connection with the Recapitalization (including the Exchange Transactions), nor does it address any other transaction that the Company has considered or may consider.

This letter is provided for the benefit and information of the Special Committee in connection with and for the purposes of its evaluation of the Exchange Transactions. This letter does not constitute a recommendation to any holder of Common Stock or other holder of any class of securities of the Company as to how any such holder should act on any matter relating to the Recapitalization (including the Exchange Transactions). This letter is given as of the date hereof and we disclaim any obligation to change this letter, to advise any person of any change that may come to our attention or to update this letter after the date hereof.

Based upon and subject to the foregoing and other factors we deem relevant in reliance thereon, it is our view that, as of the date hereof, the opinions expressed in the Fairness Opinions delivered by the Financial Advisors with respect to Exchange Transactions, taken as a whole, are reasonable from a financial perspective.

Very truly yours,

ROTHSCHILD INC.

/s/ Rothschild Inc.

Annex 1

Annual Report on Form 10-K for the year ended December 31, 2009
(certain exhibits omitted)

Annex 2

Quarterly Report on Form 10-Q for the quarterly period
ended September 30, 2010
(certain exhibits omitted)

Annex 3

Current Report on Form 8-K filed on November 5, 2010 (SEC Accession No. 0001047469-10-009326)
(certain exhibits omitted)

Annex 4

Current Report on Form 8-K filed on November 16, 2010